AGF Investments Trust (formerly FQF Trust)

AGFiQ U.S. Market Neutral Size Fund

(the “Fund”)

Supplement dated November 22, 2019,

to the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”), each dated November 1, 2019, as supplemented

This supplement provides information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At a meeting held on November 22, 2019, the Board of Trustees of AGF Investments Trust (the “Board”) approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation. The Fund will be liquidated on or about December 30, 2019 (the “Liquidation Date”). Effective on the Liquidation Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

Effective upon the close of business on December 13, 2019, the Fund will no longer accept orders for the purchase of Creation Units. It is expected that December 13, 2019 will be the Fund’s last full day of trading on NYSE Arca, Inc. (“NYSE Arca”). Pursuant to this schedule, NYSE Arca is expected to halt trading in shares of the Fund prior to the market open on December 16, 2019.

Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down the Fund’s business affairs and transitioning the Fund’s portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This will likely impact Fund performance.

Prior to the Liquidation Date, shareholders of the Fund may:

•	Remain invested in the Fund; or

•	Sell their shares of the Fund on NYSE Arca until market close on December 13, 2019.

If no action is taken by a Fund shareholder prior to market close on December 13, 2019, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund. The proceeds of any such distribution will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE